Commitments and Contingencies (Details) - USD ($)	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Business combination underwriting agreement	the lead underwriter and an affiliate of the Sponsor, a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments at the Initial Public Offering price less the underwriting discounts and commissions.	The Company granted Cantor Fitzgerald & Co., the lead underwriter and an affiliate of the Sponsor, a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments at the Initial Public Offering price less the underwriting discounts and commissions.
Cash underwriting discount	$ 4,000,000	$ 4,000,000
Underwriting fee	$ 100,000	$ 100,000